LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED JUNE 5, 2012

TO THE SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED MAY 1, 2012 OF

LEGG MASON VARIABLE LIFESTYLE ALLOCATION 70%

The last sentence of the legend on the cover of the portfolio’s Summary Prospectus is deleted and replaced with the following:

The portfolio’s Prospectus, dated May 1, 2012, as supplemented on May 31, 2012 and June 5, 2012, and as may be amended or further supplemented, the portfolio’s statement of additional information, dated May 1, 2012, as supplemented on May 31, 2012 and June 5, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the portfolio’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

The sections of the Summary Prospectus and Prospectus titled “Management — Portfolio Managers” are replaced with the following text:

Portfolio managers: Steven Bleiberg, Y. Wayne Lin and Patricia Duffy. Mr. Bleiberg (President and Chief Investment Officer of LMGAA) has been a portfolio manager for the portfolio since 2003. Mr. Lin (Chief Administrative Officer, Investment Strategy Analyst and Portfolio Manager of LMGAA) and Ms. Duffy (Senior Analyst and Portfolio Manager of LMGAA) have been portfolio managers for the portfolio since June 2012.

The section of the Prospectus titled “More on fund management — Portfolio managers” is replaced with the following text:

Portfolio managers

LMGAA utilizes a team headed by Steven Bleiberg to manage the assets of the portfolio. Mr. Bleiberg is President and Chief Investment Officer of LMGAA and has 28 years of industry experience. Mr. Bleiberg has managed the portfolio since 2003 and was previously a Managing Director and Chairman of the Global Equity Strategy Group at Credit Suisse Asset Management from 1991 to 2003 and served as the head of global investment strategy at Smith Barney Fund Management from 2003 to 2006.

Y. Wayne Lin has been a portfolio manager of the portfolio since June 2012. Mr. Lin serves as Chief Administrative Officer, Investment Strategy Analyst and Portfolio Manager for LMGAA and is also a member of LMPFA’s North American Valuation Committee. From 2002 to 2005, Mr. Lin served as an Analyst at Citigroup Asset Management (“CAM”). Prior to joining CAM in 2002, Mr. Lin held the following professional positions: Internal Management Consultant at TIAA-CREF; Associate Director at Barra Strategic Consulting Group; and Associate at Booz Allen and Hamilton.

Patricia Duffy has served as a portfolio manager of the portfolio since June 2012. Ms. Duffy serves as a Senior Analyst and Portfolio Manager for LMGAA and has seven years of investment experience. Ms. Duffy served as an Asset Allocation Analyst for LMGAA from 2005 until June 2012.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any portfolio shares held by the portfolio managers.

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